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                                                                    Exhibit 10.7

                                PLEDGE AGREEMENT
                               (LLC/LP Interests)

     This PLEDGE AGREEMENT (this "PLEDGE AGREEMENT"), dated as of May 31, 2003, is made and entered into Boston Capital Real Estate Investment Trust, Inc., a Maryland corporation (the "PLEDGOR"), and among BCP Funding, LLC, a Delaware limited liability company (the "PLEDGEE").

                              W I T N E S S E T H :

     WHEREAS, the Pledgee, as the lender thereunder, has entered into that certain Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), of even date herewith, with Pledgor pursuant to which the Pledgee has agreed to make loans to Pledgor, the proceeds of which are to be used for the purposes described in the Loan Agreement;

     WHEREAS, the Pledgor is the record and beneficial owner of the Equity Interests of the corresponding entities (each, an "ISSUER" and collectively, the "ISSUERS") described in EXHIBIT A hereto (collectively the "PLEDGED EQUITY INTERESTS");

     WHEREAS, the Pledgor is the record and beneficial owner of the promissory notes and any other instruments evidencing such debt securities of the corresponding companies described in EXHIBIT B hereto which are owned by such Pledgor (collectively the "PLEDGED DEBT SECURITIES", and, together with the Pledged Equity Interests, the "PLEDGED SECURITIES"); and

     WHEREAS, as security for the payment and performance of Pledgor's obligations under the Loan Agreement, the Pledgee is requiring that Pledgor execute and deliver this Pledge Agreement and grant the security interest contemplated hereby.

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Pledgee to make loans under the Loan Agreement, it is agreed as follows:

     (1) DEFINITIONS. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     "ACT" shall have the meaning assigned to such term in SECTION 8(d) hereof.

     "AGREEMENT" shall mean this Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

     "EQUITY INTERESTS" shall mean any shares of capital stock, limited liability company interests, partnership interests or other equity interests of any Person.

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     "EVENT OF DEFAULT" shall mean a Default under the Loan Agreement, or a default or an event of default under any Loan Document.

     "ISSUER" shall have the meaning assigned to such term in the recitals hereof.

     "OBLIGATIONS" shall have the meaning assigned to such term in SECTION 3 hereof.

     "PLEDGEE" shall have the meaning assigned to such term in the preamble hereof.

     "PLEDGED COLLATERAL" shall have the meaning assigned to such term in
SECTION 2 hereof.

     "PLEDGED DEBT SECURITIES" shall have the meaning assigned to such term in the recitals hereof.

     "PLEDGED EQUITY INTERESTS" shall have the meaning assigned to such term in the recitals hereof.

     "PLEDGED SECURITIES" shall have the meaning assigned to such term in the recitals hereof.

     "PLEDGOR" shall have the meaning assigned to such term in the preamble hereof.

     (2) PLEDGE. Pledgor hereby pledges to the Pledgee and grants to the Pledgee, for the benefit of the Pledgee, a security interest in all of the following (collectively, the "PLEDGED COLLATERAL":

              (a) the Pledged Securities, and the certificates, promissory notes and other instruments representing or evidencing its Pledged Securities, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of its Pledged Securities;

              (b) all rights and privileges of Pledgor with respect to the securities and other property referred to in clause (a) above; and

              (c) all proceeds of any of the foregoing.

     (3) SECURITY FOR THE OBLIGATIONS. This Agreement secures, and the Pledged Collateral is security for, the prompt payment and performance of all obligations of the Pledgor under the Guaranty, and all obligations of Pledgor now or hereafter existing under this Agreement, including, without limitation, all reasonable costs and expenses of the Pledgee in connection with preserving, defending or enforcing the Pledged Collateral or the security interest granted hereunder and all other reasonable costs and expenses of the Pledgee incurred in connection with this Agreement (collectively, the "OBLIGATIONS").

     (4) DELIVERY OF PLEDGED COLLATERAL. All certificates, promissory notes or other instruments representing or evidencing the Pledged Securities listed on EXHIBITs A and B hereto shall be delivered to and held by the Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, including duly executed blank stock

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powers, all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time after the occurrence and during the continuance of an Event of Default, in its discretion and without notice to any Pledgor, to transfer to or to register in the name of the Pledgee, or any of its nominees, any or all of the Pledged Securities.

     (5) REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants to the Pledgee as follows:

              (a) The Pledgor is duly organized or formed, validly existing and in good standing under the laws of the State of Maryland, has the legal power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted.

              (b) The Pledgor is, and at the time of delivery of the Pledged Securities to the Pledgee pursuant to SECTION 4 hereof will be, the sole holder of record and the sole beneficial owner of its respective Pledged Collateral, free and clear of any lien thereon or affecting the title thereto, except for the lien created by this Agreement.

              (c) The Pledged Equity Interests constitute a percentage of all of the issued and outstanding equity interests of the respective Issuer thereof as is set forth with respect to each such Issuer on EXHIBIT A attached hereto. All of the Pledged Equity Interests have been duly authorized, validly issued and are fully paid and non-assessable.

              (d) The Pledgor has the right and requisite authority to pledge its Pledged Collateral to the Pledgee, as provided herein.

              (e) None of the Pledged Securities has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. The Pledgor's execution, delivery and performance of this Agreement and the pledge of its respective Pledged Collateral hereunder do not, directly or indirectly, violate in any material respect or result in a violation of any such laws.

              (f) The only assets of the Pledgor are the Pledged Securities. The Pledgor has no Indebtedness.

              (g) None of the Pledged Securities included in the Pledged Collateral is, as of the date of this Agreement, margin stock, and Pledgor shall, promptly after learning thereof, notify the Pledgee of any of its Pledged Collateral which is or becomes margin stock and execute and deliver in favor of the Pledgee any and all instruments, documents and agreements (including, but not limited to Forms U-1) necessary to cause the pledge of such margin stock to comply with all applicable laws, rules and regulations.

              (h) The Pledged Securities included in the Pledged Collateral are not certificated. The Pledged Securities included in the Pledged Collateral are comprised solely of general intangibles, as that term is defined in the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts, as amended (the "UCC"). The Pledged

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     Securities included in the Pledged Collateral are not securities as such term is defined in the UCC.

              (i) With respect to the Pledged Debt Securities:

                    (i) The obligors thereunder are not in default under the terms of the Pledged Debt Securities.

                    (ii) All signatures on the Pledged Debt Securities are genuine.

                    (iii) The Pledged Debt Securities are valid and enforceable against the obligors thereunder.

              (j) Subject to Section (20), No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental departments, commissions, boards, bureaus, agencies or other instrumentalities, domestic or foreign, is required to be made or obtained by any Pledgor either (i) for the pledge of its Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement.

              (k) The pledge of the Pledged Collateral to the Pledgee pursuant to this Agreement will create a valid lien on and a perfected security interest in the Pledged Collateral pledged by the Pledgor, and the proceeds thereof, securing the payment of the Obligations, subject to no other lien or security interest.

              (l) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms.

     The representations and warranties set forth in this SECTION 5 shall survive the execution and delivery of this Agreement.

     (6) COVENANTS. The Pledgor covenants and agrees that until the payment in full of the Secured Obligations:

              (a) The Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to any Pledged Collateral or any dividends or other distributions or payments with respect thereto or grant a lien on any thereof.

              (b) The Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Pledgee from time to time may reasonably request in order to ensure to the Pledgee the benefits of the liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Uniform Commercial Code financing statements, which may be filed by the Pledgee without the signature of the Pledgor.

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              (c) The Pledgor will defend the title to the Pledged Collateral and the liens of the Pledgee, for the benefit of the Pledgee against the claim of any Person and will maintain and preserve such liens until the payment in full of the Obligations.

     (7) PLEDGOR'S RIGHTS. As long as no Event of Default shall have occurred and be continuing, and until written notice shall be given to the Pledgor in accordance with SECTION 8 hereof:

              (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Guaranty, the Loan Agreement, the Loan Documents and any other agreement; PROVIDED, HOWEVER, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Pledgee in respect of the Pledged Collateral or which would authorize or effect (i) the dissolution or liquidation, in whole or in part, of any Issuer of Pledged Securities, (ii) the consolidation or merger of any Issuer of Pledged Securities with any other Person, (iii) the sale, disposition or encumbrance of all or substantially all of the assets of any Issuer of Pledged Securities, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any Issuer of Pledged Securities or the issuance of any additional Equity Interests of any Issuer of Pledged Securities, (v) the alteration of the voting rights with respect to the Equity Interests of any Issuer of Pledged Securities, or (vi) any amendment to the partnership agreement of any Issuer.

              (b) All dividends, interest and principal paid on, and all other distributions in respect of any of the Pledged Securities, whenever paid or made, shall be delivered to the Pledgee as Pledged Collateral and shall, if recovered by any Pledgor, be received in trust for the benefit of and on behalf of the Pledgee, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

     (8) DEFAULTS AND REMEDIES. Upon the occurrence of an Event of Default and during the continuation of such Event of Default, then or at any time after such declaration and following written notice to Pledgor, the Pledgee (personally or through an agent) is hereby authorized and empowered to do any and all of the following in a commercially reasonable manner: transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations, to voting rights, exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after ten (10) days' written notice is sent by the Pledgor of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Pledgee were the out-right owner thereof; PROVIDED, HOWEVER, the Pledgee shall not have any duty to exercise any such right of sale or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Pledgee's place of business, or at any

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public building to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Pledgee may deem fair and reasonable, and the Pledgee may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of any Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Pledgee reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Pledgee.

              (a) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Pledgee, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Obligations, the Pledgee may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; PROVIDED, HOWEVER, that any sale or sales made after such postponement shall be after ten (10) days' notice to the Pledgor.

              (b) In the event of any sales hereunder, the Pledgee shall, after deducting all reasonable costs or expenses of every kind (including reasonable attorneys' fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sales to the payment or reduction, either in whole or in part, for the benefit of the Pledgee, of the Obligations in accordance with the Loan Agreement.

              (c) In the event that it becomes necessary to comply with any Federal or State law or regulation or to make or file any registration thereunder in order for the Pledgee to exercise any of its rights hereunder, Pledgor expressly agrees to do or cause to be done all acts and prepare and execute all documents necessary to affect such compliance or registration, and to bear all reasonable costs in connection therewith. Pledgor agrees to indemnify and to hold the Pledgee harmless from and against any claim or liability; and to hold the Pledgee harmless from and against any claim or liability caused by (i) any omission or alleged omission to state a material fact required to be stated, or necessary to make the statements, in light of the circumstances in which they are made, not misleading (as required in any registration or prospectus) or (ii) a failure to register or comply with any such law or regulation.

              (d) If, at any time when the Pledgee shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (the "ACT"), the Pledgee may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as is commercially reasonable and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Pledgee

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     in its discretion (i) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this SECTION 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this
     SECTION 8, then the Pledgee shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about any Issuer of Pledged Securities and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Pledgee may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Uniform Commercial Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

              (e) Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. Pledgor agrees that such sale shall not be deemed to have been made in a commercially unreasonable manner because it was conducted as a private sale. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if any Pledgor would agree to do so.

              (f) Pledgor agrees, to the maximum extent permitted by applicable law, that following the occurrence and during the continuance of an Event of Default, it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. No failure or delay on the part of the Pledgee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgee with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Pledgee's

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     right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Pledgor in respect.

              (g) Pledgor further agrees that a breach of any of the covenants contained in this SECTION 8 will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this SECTION 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

     The rights and remedies of the Pledgee under this Agreement shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising such rights and remedies, the Pledgee may be selective, and no failure or delay by the Pledgee in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

     (9) POWER OF ATTORNEY; PROXY. Upon and after an Event of Default and during its continuance, Pledgor irrevocably designates, makes, constitutes and appoints the Pledgee (and all Persons designated by the Pledgee) as its true and lawful attorney (and agent-in-fact) and the Pledgee, or the Pledgee's agent, may, without notice to any Pledgor, and at such time or times thereafter as the Pledgee or said agent, in its discretion, may determine, in the name of any Pledgor or the Pledgee, transfer any or all of the Pledged Collateral on the books of the Issuer thereof, with full power of substitution in the premises; endorse the name of any Pledgor upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into the Pledgee's possession; and do all acts and things necessary, in the Pledgee's discretion, to fulfill the obligations of any Pledgor under this Agreement.

     Upon the occurrence and during the continuance of any Event of Default hereunder, the Pledgee, or its nominee, without notice or demand of any kind to any Pledgor, shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Pledged Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as the Pledgee, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. The exercise by the Pledgee of any of its rights and remedies under this SECTION 9 shall not be deemed a disposition of Pledged Collateral under Article 9 of the Uniform Commercial Code nor an acceptance by the Pledgee of any of the Pledged Collateral in satisfaction of any of the Obligations.

     (10) WAIVER. No delay on the Pledgee's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon any Pledgor by the Pledgee with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Pledgee's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice the Pledgee's rights as against any Pledgor in any respect.

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     (11)  TERMINATION. This Agreement shall terminate and be of no further force or effect at such time as the Obligations shall be paid and performed in full. Upon such payment and performance in full of the Obligations, the Pledgee shall deliver to the Pledgor the Pledged Collateral at the time subject to this Agreement and then in the Pledgee's possession or control and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall at such time terminate.

     (12) LIEN ABSOLUTE. All rights of the Pledgee hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

           (a) any lack of validity or enforceability of the Loan Agreement, the Guaranty, the Term Note, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations or any of the Pledgor's or the Borrower's obligations under the Loan Documents;

           (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations or any of the Pledgor's or the Borrower's obligations under the Loan Documents, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, the Term Note, the Guaranty, any other Loan Document or any other agreement or instrument governing or evidencing any Obligations or any of the Pledgor's obligations under the Loan Documents;

           (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or any of the Pledgor's obligations under the Loan Documents; or

           (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

     (13) RELEASE. Except as provided for in any Loan Document, Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations or any of the Pledgor's obligations under the Loan Documents, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon any Pledgor. No act or omission of any kind on the Pledgee's part shall in any event affect or impair this Agreement. Pledgor consents and agrees that the Pledgee may at any time, or from time to time, in its discretion:

           (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Obligations; and

           (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Pledgee in connection with all or any of the Obligations; all in such manner and upon such terms as the Pledgee may deem proper, and without notice to or further assent from any Pledgor, it being hereby agreed that Pledgor shall be and

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     remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan Agreement, or any other agreement governing any Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon any Pledgor. No act or omission of any kind on the Pledgee's part shall in any event affect or impair this Agreement.

     (14) REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made.

     (15) MISCELLANEOUS. This Agreement shall be binding upon Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Pledgee and its successors and assigns. The Pledgee may assign or otherwise transfer all or a portion of its rights and obligations under the Loan Agreement (including, without limitation, all or any portion of the Term Loan) to any assignee and such assignee shall thereupon because vested with all the benefits in respect thereof granted to the Pledgee herein or otherwise. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the Commonwealth of Massachusetts without giving effect to principles of conflict of laws, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Pledgee and Pledgor. Neither the Pledgee, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

     (16) SEVERABILITY. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     (17) NOTICES. All notices and other communications provided to any party hereto under this Agreement shall be in writing or by telex or by facsimile and addressed or delivered to such party at their addresses as follows:

IF TO THE PLEDGOR:

c/o Boston Capital Corporation
One Boston Place
Boston, MA 02108
Attn: Marc N. Teal
Fax: (617) 624-8999

With a copy to:

Nixon Peabody LLP
101 Federal Street
Boston, Massachusetts 02110
Attn: John H. Cornell III, Esq.
Fax: (617) 345-1300

IF TO THE PLEDGEE:

c/o Boston Capital Corporation
One Boston Place
Boston, MA 02108
Attn: Marc N. Teal
Fax: (617) 624-8999

With a copies to:

Nixon Peabody LLP
101 Federal Street
Boston, Massachusetts 02110
Attn: John H. Cornell III, Esq.
Fax: (617) 345-1300

and

Holland & Knight LLP
10 St. James Avenue
Boston, Massachusetts 02116
Attn: William F. Machen, Esq.
Fax: (617) 523-6850

Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given three Business Days after being sent; any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answer back confirmed in the case of telexes. The Pledgor and the Pledgee may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

     (18) SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     (19) COUNTERPARTS. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

     (20) PUBLIC OFFERING. Pledgee acknowledges that the Borrower filed a registration statement on Form S-11 under the Act with the Securities and Exchange Commission on September 2, 2003 relating to a public offering (the "Offering") of up to 31,500,000 shares of the common stock, $.001 par value per share of Borrower. Nothing in this Agreement shall be deemed to restrict the Offering, which is expressly contemplated by the Pledgee and Pledgor.

     (21) CERTAIN UNDERLYING MORTGAGE INDEBTEDNESS. Pledgee acknowledges that the Borrower owns, indirectly through one or more of its Subsidiaries, interests in real estate which is subject to the mortgage indebtedness from institutional lenders (the "Underlying Mortgage Loans"). Anything to the contrary in this Agreement, the Loan Agreement, or any instrument or agreement required hereunder or contemplated by the Loan Agreement notwithstanding, in the event that the Pledgee seeks to exercise its rights as a secured party under this Agreement, in no event shall Pledgee take or cause Borrower to take any action which violates the Underlying Mortgage Loans or would result in additional liability of the "key principals" or "non-recourse carve-out" guarantors under the Underlying Mortgage Loans. A pledge or transfer in violation of transfer restrictions imposed by the Underlying Mortgage Loans would result in guarantor liability and a summary of certain of these restrictions is attached hereto as EXHIBIT C. In the event that the Pledgee seeks to exercise its rights as a secured party under this Agreement, Boston Capital Holdings Limited Partnership agrees to enter into an advisory agreement with Pledgee or its designee, or take other action reasonably requested by Pledgee to organize a limited partnership, limited liability company or other entity in order to assume ownership of of the Pledged Collateral (other than Released Property Investments) and otherwise cooperate in structuring ownership of the Pledged Collateral in manner most advantageous to Pledgee with a view toward compliance with the transfer restrictions imposed by the Underlying Mortgage Loans.

     (22) RELEASES OF COLLATERAL. Upon the initial or any subsequent closing of the initial public offering of shares in Pledgor and at the written election of the Pledgor, the Lender shall release its security interest in a portion of the Collateral constituting Pledgor's interest in a Property Investment, including without limitation Borrower's interest in any of the Issuers, upon repayment of all Loans, including any Prior Loans, made with respect to such Issuer together with any accrued and unpaid Base Interest thereon as set forth in the Loan Agreement, provided that there has not occurred and is not then continuing any Default or Event of Default.

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                                       13

     IN WITNESS WHEREOF, this Pledge Agreement has been duly executed under seal as of the date first written above.


                                  PLEDGOR:

                                  BOSTON CAPITAL REAL ESTATE
                                  INVESTMENT TRUST, INC


                                  By: /s/ JEFFREY H. GOLDSTEIN
                                      ------------------------
                                      Name: Jeffrey H. Goldstein
                                      Title: President


[SEAL]

                                  PLEDGEE:

                                  BCP FUNDING, LLC


                                  By: /s/ JEFFREY H. GOLDSTEIN
                                      ------------------------
                                      Name: Jeffrey H. Goldstein
                                      Title: Senior Vice President and Treasurer
                                              of Boston Capital Partners II
                                              Corporation, sole General Partner
                                              of Boston Capital Companion
                                              Limited Partnership, Sole Member

The undersigned hereby execute this Agreement for purposes of agreeing to be bound by Section 21.

                                  BOSTON CAPITAL HOLDINGS LIMITED
                                  PARTNERSHIP

                                  By:   Boston Capital Partners Corporation,
                                        its sole General Partner


                                        By: /s/ JEFFREY H. GOLDSTEIN
                                            ------------------------
                                            Name: Jeffrey H. Goldstein
                                            Title: Senior Vice President

                                    EXHIBIT A
                             to the Pledge Agreement

     Attached to and forming a part of that certain Pledge Agreement (LLC/LP Shares) dated as of May 31, 2003 between BCP Funding LLC, as Pledgee and Boston Capital Real Estate Investment Trust, Inc., as Pledgor.

                ISSUER                                TYPE OF INTEREST                   PERCENTAGE INTEREST
                ------                                ----------------                   -------------------
BCMR Seattle, A Limited Partnership, a   Limited partner interest                    99%
Massachusetts limited partnership

BCMR Jacksonville, LLC, a Delaware       Limited liability company member interest   100%
limited liability company

BCMR Portland, LLC                       Limited liability company member interest   100%

                                    EXHIBIT B
                             to the Pledge Agreement

     Attached to and forming a part of that certain Pledge Agreement (LLC/LP Shares) dated as of May 31, 2003 between BCP Funding LLC, as Pledgee and Boston Capital Real Estate Investment Trust, Inc., as Pledgor.

                ISSUER                          PRINCIPAL AMOUNT                 DATE OF NOTE              MATURITY DATE
                ------                          ----------------                 ------------              -------------
None                                     None                             None

                                    EXHIBIT C
                             to the Pledge Agreement

     Attached to and forming a part of that certain Pledge Agreement (LLC/LP Shares) dated as of May 31, 2003 between BCP Funding LLC, as Pledgee and Boston Capital Real Estate Investment Trust, Inc., as Pledgor.

     SUMMARY OF CERTAIN TRANSFER RESTRICTIONS IMPOSED BY THE UNDERLYING MORTGAGE LOANS

          1. PORTLAND/SALT LAKE. Boston Capital Real Estate Investment Trust, Inc (the "REIT") is not a key principal or guarantor under the mortgage loan documents for the Portland/Salt Lake portfolio. The member interests in BCMR Portland, LLC may be transferred or pledged to any entity under common control with Boston Capital or any entity which is advised pursuant to a definitive arms length bona fide investment advisory agreement by Boston Capital or a Boston Capital affiliate. BCMR Portland, LLC has agreed with the non-recourse carve-out Guarantor not to take any action which would cause liability under his guaranty. A pledge or transfer in violation of transfer restrictions in the mortgage loan would result in guarantor liability.

          2. SEATTLE. The REIT is neither a guarantor nor a key principal under the mortgage loan documents for the Seattle portfolio. Since the Investor is a limited partnership, the limited partner interest may be pledged or transferred without restriction. There is no requirement that the interest be transferred to a Boston Capital affiliate or entity advised by Boston Capital. If, as is contemplated, the limited partnership is replaced with an LLC and the role of BCMR Special, Inc. is eliminated, lender consent will be required, but there is no reason to believe that it should not be obtained. If ownership is transferred to an LLC then it is likely that the Lender will impose transfer and pledge restrictions similar to those in the Portland/Salt Lake portfolio. BCMR Seattle, A Limited Partnership and BCMR Special, Inc have agreed with the non-recourse carve-out Guarantor not to take any action which would cause liability under his guaranty. A pledge or transfer in violation of transfer restrictions in the mortgage loan would result in guarantor liability.

          3. JACKSONVILLE. The REIT is a key principal and guarantor of the non-recourse carve-outs under the mortgage loans for two of the three properties in the Jacksonville portfolio. Boston Capital Holdings, L.P. or an Affiliate must continue to be the be the sole Advisor and own at least 51% or more of the interests in the REIT. Up to 49% of the interests in BCMR Jacksonville, LLC may be transferred, provided that the REIT must at all times remain the managing member of the LLC with all decision making rights. There is no requirement that the 49% interest be transferred to a Boston Capital affiliate or entity advised by Boston Capital. A pledge or transfer of more than a 49% interest would require lender consent even if the interests transferred to a

               Boston Capital affiliate or entity advised by Boston Capital. BCMR Portland, LLC has agreed with the other non-recourse carve-out Guarantors not to take any action which would cause liability under their guarantees. A pledge or transfer in violation of transfer restrictions in the mortgage loan would result in guarantor liability.

                                        2